Exhibit 10.22

RECORDING REQUESTED BY AND

AFTER RECORDING RETURN TO:

Polsinelli PC

900 W. 48th Place, Suite 900

Kansas City, Missouri 64112

Attention: Benda Petersons

Asset No. 030286910

CONSENT AND ASSUMPTION AGREEMENT WITH RELEASE

This Consent and Assumption Agreement With Release (this “Agreement”) is entered into as of December 15, 2014, by and among KRG CONYERS HERITAGE, LLC f/k/a Inland Diversified Conyers Heritage, L.L.C., a Delaware limited liability company (“Seller”), with an address of 30 S. Meridian Street, Suite 1100, Indianapolis, Indiana 46204, KITE REALTY GROUP, L.P., a Delaware limited partnership (“Kite OP”) and KITE REALTY GROUP TRUST, a Maryland real estate investment trust (“Kite Trust” and with Kite OP, collectively “Seller Principal”), each having an address of 30 South Meridian Street, Suite 1100, Indianapolis, Indiana 46204, IREIT CONYERS HERITAGE, L.L.C., a Delaware limited liability company (“Buyer”), with an address of c/o Inland Real Estate Income Trust, Inc., 2901 Butterfield Road, Oak Brook, Illinois 60523, INLAND REAL ESTATE INCOME TRUST, INC., a Maryland corporation (“Buyer Principal”), with an address of 2901 Butterfield Road, Oak Brook, Illinois 60523, and WELLS FARGO BANK, NATIONAL ASSOCIATION, AS TRUSTEE FOR THE REGISTERED HOLDERS OF J.P. MORGAN CHASE COMMERCIAL MORTGAGE SECURITIES TRUST 2011-C5, COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2011-C5 (collectively referred to herein as “Lender”), with an address of c/o Midland Loan Services, 10851 Mastin, Suite 700, Overland Park, Kansas 66210.

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RECITALS

A. Seller is the owner of certain real property located in Rockdale County, Georgia, commonly known as Heritage Square Shopping Center, which real property is more particularly described in Exhibit A attached hereto and incorporated herein by reference. Such real property, together with all improvements, fixtures and personal property located thereon is collectively referred to as the “Property.”

B. Lender is the owner and holder of certain documents (the “Original Loan Documents”) evidencing and securing a loan (the “Loan”) made by JPMorgan Chase Bank, National Association, a banking association chartered under the laws of the United States of America (“Original Lender”) to Seller, including, without limitation, the following, all dated as of June 13, 2011 (the “Loan Closing Date”) unless otherwise stated:

1. Loan Agreement (the “Loan Agreement”) executed by Seller and Original Lender;

2. Promissory Note (the “Note”) in the original principal amount of $4,460,000.00, executed by Seller, as maker, in favor of Original Lender, as payee;

3. Deed to Secure Debt, Assignment of Leases and Rents and Security Agreement (the “Security Instrument”) executed by Seller to Original Lender, filed of record in the Office of the Register of Deeds, Recorder of Deeds or County Clerk, as applicable, in and for Rockdale County, Georgia (the “Register’s Office”) in Book 5006 at Page 22-54;

4 Consent to Transfer Agreement dated July 1, 2014 executed by Seller, Seller Principal, Lender and others (the “Transfer Agreement”);

5. Guaranty Agreement dated July 1, 2014 executed by Seller Principal in favor of Lender (the “Guaranty”);

6. Environmental Indemnity Agreement dated July 1, 2014 executed by Seller and Seller Principal, in favor of Lender (the “Environmental Indemnity”);

7. Assignment of Management Agreement and Subordination of Management Fees dated July 1, 2014 executed by Seller and KRG Management, LLC, an Indiana limited liability company, the current property manager for the Property, in favor of Lender (the “Assignment”); and

8. Joinder Agreement dated July 1, 2014 by Seller Principal in favor of Lender (the “Joinder”).

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C. Midland Loan Services, a Division of PNC Bank, National Association (“Midland”), services the Loan for Lender, as master servicer, pursuant to that certain Pooling and Servicing Agreement (the “Pooling and Servicing Agreement”) dated as of September 1, 2011.

D. Seller and Buyer are the current parties to a Purchase and Sale Agreement (the “Purchase Agreement”) dated September 16, 2014, pursuant to which the Property is to be transferred to Buyer and Buyer is to assume the Loan (the “Transfer and Assumption”), and have requested that Lender consent to the Transfer and Assumption.

E. Without the prior consent of the Lender, the Transfer and Assumption would constitute a default under the Original Loan Documents. Subject to the terms and conditions of this Agreement, Lender has agreed to consent to the Transfer and Assumption.

F. With respect to Seller and Seller Principal, the term “Loan Documents” as used hereinafter shall mean the Original Loan Documents. With respect to Buyer and Buyer Principal, the term “Loan Documents” as used hereinafter shall mean collectively the Original Loan Documents (except to the extent amended or replaced pursuant to this Agreement, and for the avoidance of doubt, shall in any event not include the Guaranty or the Environmental Indemnity Agreement), this Agreement, the Supplemental Loan Documents (defined below) and all other documents, instruments and agreements executed by Buyer or Buyer Principal in connection with the Loan or the Transfer and Assumption.

AGREEMENT

NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties agree as follows:

1. Consent to Transfer. Subject to satisfaction of all of the conditions contained herein, Lender consents to the Transfer and Assumption. This consent is strictly limited to the Transfer and Assumption described in this Agreement. This Agreement shall not constitute a waiver or modification of any requirement of obtaining Lender’s consent to any future transfer of the Property or any portion thereof or interest therein, nor shall it constitute a modification of the terms, provisions, or requirements in the Loan Documents in any respect except as expressly provided herein. Buyer specifically acknowledges that any subsequent transfer of any interest in any of the Property or interest in Buyer in violation of the Loan Documents shall be a default thereunder. The Loan Documents are hereby ratified and, except as expressly modified in this Agreement, remain unmodified and are in full force and effect.

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2. Loan Information. The parties hereto agree that as of the date hereof:

                   (a)              The outstanding principal balance of the Note is $4,460,000.00.

                   (b)              The interest rate of the Note is a fixed rate of 5.10% per annum.

                   (c)              The maturity date of the Note is July 1, 2021.

                   (d)              An interest-only installment is due and payable on the first day of each and every calendar month through and including the maturity date, the amount of which varies based on the number of days in the prior month.

                   (e)              There are no balances in any escrow accounts.

                    (f)               All required payments due through December 1, 2014 under the Loan Documents have been paid.

                    (g)              There are no defenses or claims of setoffs with respect to any sums or amounts owing under the Loan Documents.

                   (h)              Lender is the current owner and holder of the Loan Documents.

                    (i)               There is no existing Event of Default (as defined in the Loan Documents) or event or condition that, with the giving of notice or passage of time or both, would constitute an Event of Default.

3. Conditions. In addition to any other conditions set forth herein or required by Lender, the following are conditions precedent that must be satisfied prior to the closing of the Transfer and Assumption (the “Closing”):

(a)	The execution, acknowledgment, delivery and recordation of this Agreement by all of the parties concurrently with the Closing, and the execution, acknowledgement and delivery of all other agreements, instruments and documents required by Lender hereunder concurrently with and in connection with the Closing, including but not limited to the following (collectively, the “Supplemental Loan Documents”): (i) a new Guaranty Agreement from Buyer Principal in substantially the same form as the Guaranty (the “New Guaranty”) (ii) a new Environmental Indemnity Agreement in substantially the same form as the Environmental Indemnity from Buyer and Buyer Principal (the “New Environmental Indemnity”) (iii) a new Assignment of Management Agreement and Subordination of Management Fees from Inland National Real Estate Services, LLC, a Delaware limited liability company (the “Manager”), Lender and Buyer in substantially the same form as the Assignment (the “New Assignment”), and (iv) a new Joinder Agreement from Buyer Principal in substantially the same form as the Joinder (the “New Joinder”).
(b)	The execution, delivery and recordation or filing, as applicable, of one more new financing statements, or amendments to existing financing statements as required by Lender at Closing.
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(c)	Buyer’s delivery to Lender of satisfactory evidence that all insurance over the Property required by the Loan Documents (the “Required Insurance”) is in full force and effect as of the Closing, with all required premiums paid, and contains a mortgagee’s clause (the “Mortgagee’s Clause”) satisfactory to Lender in favor of Lender, its successors and/or assigns, c/o Midland Loan Services, Master Servicer, 10851 Mastin, Suite 700, Overland Park, Kansas 66210; re: Loan Number 030286910.
(d)	Lender’s receipt of satisfactory Title Endorsements (hereinafter defined).
(e)	The full release and reconveyance of any other liens or monetary encumbrances against the Property.
(f)	Lender’s receipt of all of the Required Payments (hereinafter defined).
(g)	The satisfaction of all other conditions contained in the approval letter issued by the Lender in connection with the Transfer and Assumption.

4. Fees, Payment and Expenses. Buyer covenants and agrees to pay to Lender at Closing the following (the “Required Payments”):

(a)	One percent (1%) of the amount listed in Section 2(a) above, as an assumption fee, and $2,500.00 as an application fee, for Lender’s consent to the Transfer and Assumption of the Loan.
(b)	The amounts listed in Section 2(d) above due and payable on January 1, 2015, but only if the Transfer and Assumption closes on or after the 10th of the month preceding such date.
(c)	Payment of legal fees and expenses of Lender’s counsel in connection with the Transfer and Assumption.
(d)	Payment of the fees and expenses of rating agencies, and their respective counsel, if applicable.
(e)	Payment for third party reports.

5. LOAN DOCUMENT AMENDMENTS.

(a) Section 1.1 of the Loan Agreement, as amended by the Transfer Agreement is hereby amended by deleting the following defined terms: “Kite OP”, “Kite Trust”, and “KRG Magellan”.

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(b) Section 1.1 of the Loan Agreement, as amended by the Transfer Agreement, is hereby amended by adding the following defined terms in their proper place alphabetically:

“Identified Affiliate” shall mean (i) Inland Real Estate Corporation, a Maryland corporation, (ii) Inland Real Estate Investment Corporation, a Delaware corporation, (iii) Retail Properties of America (formerly Inland Western Real Estate Trust, Inc.), a Maryland corporation, (iv) IREIT, (v) Inland American Real Estate Trust, Inc., a Maryland corporation, (vi) any other real estate investment trust sponsored by Inland Real Estate Investment Corporation, or (vii) any other entity composed entirely of any of the foregoing, by merger or other business combination.

“Identified Affiliate Related Entities” shall have the meaning set forth in Section 5.2.10(e)(iii) hereof.

“IREIT” shall mean Inland Real Estate Income Trust, Inc., a Maryland real estate investment trust.

“JV Partner” shall have the meaning set forth in Section 5.2.10 hereof.

“JV Transferee” shall have the meaning set forth in Section 5.2.10 hereof.

“Permitted Affiliate Transfer” shall have the meaning set forth in Section 5.2.10(c).

“Permitted Affiliate Transferee” shall have the meaning set forth in Section 5.2.10(c).

“Related Entities” shall have the meaning set forth in Section 5.2.10(d).

(c) Section 1.1 of the Loan Agreement as amended by the Transfer Agreement, is hereby amended by replacing the definitions of the terms “Borrower”, “Guarantor”, Lockbox Agreement”, “Manager” and “Permitted Transfer” with the following:

“Borrower” shall mean IREIT Conyers Heritage, L.L.C., a Delaware limited liability company.

“Guarantor” shall mean Inland Real Estate Income Trust, Inc., a Maryland corporation.

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“Lockbox Agreement” shall mean a clearing account agreement or similar agreement among Borrower, Lender, Manager and Lockbox Bank, in the form attached hereto as Schedule VI (or some other form as Lender shall accept in its sole discretion) as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time, relating to funds deposited in the Lockbox Account.

“Manager” shall mean Inland National Real Estate Services, LLC, a Delaware limited liability company, or, if the context requires, a Qualified Manager who is operating and managing the Property in accordance with the terms and conditions of this Agreement pursuant to a Replacement Management Agreement.

“Permitted Transfer” shall mean any of the following: (a) a transfer, directly as a result of the death of a natural person, of stock, membership interest, partnership interests or other ownership interests previously held by the decedent in question to the Person or Persons lawfully entitled thereto, (b) any transfer, directly as a result of the legal incapacity of a natural person, of stock, membership interests, partnership interests or other ownership interests previously held by such natural person to the Person or Persons lawfully entitled thereto, (c) any public issuance of stock in IREIT, (d) any private sale or transfer of non-controlling interests in IREIT through a transaction or transactions between parties not affiliated with IREIT, or (e) issuances of membership interests in Manager to employees or other Persons affiliated with The Inland Group of Companies, Inc. or Manager pursuant to employee compensation programs.

(d) Section 5.2.10(b) of the Loan Agreement, as amended by the Transfer Agreement, is hereby deleted in its entirety and replaced with Section 5.2.10(b) of the Loan Agreement as Section 5.2.10(b) read prior to amendment by the Transfer Agreement.

(e) Sections 5.2.10(c), (e), (f), (g) and (h) of the Loan Agreement which were deleted in their entirety in the Transfer Agreement are hereby reinserted in the Loan Agreement to read as they did prior to such deletion

(f) All references in Section 5.2.10 of the Loan Agreement as amended by the Transfer Agreement and as amended by the foregoing Sections 5(e) and 5(f) to “IDIV” hereafter shall be amended to be a reference to “IREIT”.

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(g) Section 10.6 of the Loan Agreement as amended by the Transfer Agreement, is hereby amended to replace Borrower’s notice information with the following:

If to Borrower:

IREIT Conyers Heritage, L.L.C.

c/o Inland Real Estate Income Trust, Inc.

2901 Butterfield Road

Oak Brook, Illinois 60523

Attention: Chief Financial Officer

Facsimile No.: (630) 586-6590

With a copy to:

The Inland Real Estate Group, Inc.

2901 Butterfield Road

Oak Brook, Illinois 60523

Attention: General Counsel

Facsimile No.: (630) 218-4900

The parties to this Agreement hereby agree that the notice information above shall be used for all notices given to Borrower under any of the Loan Documents.

(h) Schedule III of the Loan Agreement as amended by the Transfer Agreement, is hereby deleted and replaced with the Replacement Schedule III attached hereto.

(i) Schedule IV of the Loan Agreement is hereby deleted and replaced with the Replacement Schedule IV attached hereto.

(j) A new Schedule VI is hereby added to the Loan Agreement in the form of Schedule VI attached hereto.

6. Title Endorsements. At Closing, Buyer shall (a) cause Chicago Title Insurance Company to issue such endorsements to Lender’s mortgagee’s title insurance policy (Policy No. GA2456-46-58861.02(B)-2011.7230710-84169888 in such form as Lender may require (“Title Endorsements”), including showing that the Buyer is the owner of the Property, changing the effective date of such title policy to the date of the Closing, and showing that the Loan Documents are in a first lien position, and (b) pay the cost of the Title Endorsements, any escrow, filing or recording fees applicable to this transaction, and Lender’s costs and expenses incurred in connection with this Agreement or this transaction, including Lender’s attorneys’ fees, if any, incurred in connection with this Agreement or this transaction.

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7. Buyer’s Assumption of Loan; Financing Statements. Buyer hereby expressly assumes the obligation to pay the unpaid balance due and owing on the Loan, all interest thereon as provided in the Note and all other obligations under the Loan Documents, with the same force and effect as if Buyer had been specifically named therein as the original maker, borrower or grantor, as applicable. Without limiting the generality of the foregoing, Buyer expressly assumes the obligation to pay all loan installments as they become due and to observe all obligations of the Loan Documents. Buyer’s assumption of the foregoing obligations (a) is absolute, unconditional and is not subject to any defenses, waivers, claims or offsets, (b) shall not be affected or impaired by any agreement, condition, statement or representation of any person or entity other than Lender. Buyer expressly agrees that it has read, approved and will comply with and be bound by all of the terms, conditions, and provisions contained in the Loan Documents. Buyer specifically agrees that if the Note is recourse, Lender’s remedies shall not in any respect or extent be limited solely to the Property or any other collateral securing the Loan.

Buyer hereby authorizes Lender to file one or more new financing statements, or amendments to existing financing statements, covering fixtures and personal property collateral included in the Property and covered by the Security Instrument contained in the Loan Documents, without signature of Buyer where permitted by law. Buyer hereby confirms that it grants Lender a security interest in all fixtures and personal property collateral described in the Loan Documents.

8. No Representations of Lender. The parties hereto agree that (a) Lender has made no representations or warranty, either express or implied regarding the Property and has no responsibility whatsoever with respect to the Property, its condition, or its use, occupancy or status, and (b) no claims relating to the Property, its condition, or its use, occupancy or status, will be asserted against Lender or its agents, employees, professional consultants, affiliated entities, successors or assigns, either affirmatively or as a defense.

9. Intentionally Omitted.

10. Intentionally Omitted.

11. Seller’s Representations & Warranties. Seller hereby represents and warrants that:

(a)	Seller is the owner of the Property and is duly authorized to execute, deliver and perform this Agreement.
(b)	Any court or third-party approvals necessary for Seller to enter into this Agreement have been obtained.
(c)	The entities and/or persons executing this Agreement on behalf of Seller are duly authorized to execute and deliver this Agreement.
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(d)	This Agreement and the Loan Documents are in full force and effect and have not been modified either orally or in writing, and the transactions contemplated therein constitute valid and binding obligations of Seller, enforceable against Seller in accordance with their terms, except as may be limited in the future (i) by bankruptcy, insolvency or similar laws, or (ii) by general principles of equity by a court of competent jurisdiction.
(e)	Lender has not waived any requirements of the Loan Documents nor any of Lender’s rights thereunder.
(f)	There is no existing Event of Default or event or condition that, with the giving of notice or passage of time or both, would constitute an Event of Default.
(g)	All taxes and assessments applicable to the Property that are due and payable as of the Closing have been paid.
(h)	The next payment for real property taxes applicable to the Property is due on or before October, 2015.
(i)	All representations and warranties of Seller in the Purchase Agreement are true and correct.
(j)	All information provided to Lender or Midland by Seller, or any of its employees, officers, directors, partners, members, managers or representatives, in connection with or relating to (i) this Agreement or the transactions contemplated hereby or (ii) the Property, contains no untrue statement of material fact and does not omit a material fact necessary in order to make such information not misleading, and the provision of any such information by Lender or Midland to any rating agency is expressly consented to by Seller and will not infringe upon or violate any intellectual property rights of any party. Seller, by its execution of this Agreement, jointly and severally with Seller Principal, agrees to reimburse, indemnify and hold Lender, its officers, agents, loan servicers (including, without limitation, Midland) and employees harmless from and against any and all liabilities, judgments, costs, claims, damages, penalties, expenses, losses or charges (including, but not limited to, all legal fees and court costs), which may now or in the future be undertaken, suffered, paid, awarded, assessed or otherwise incurred as a result of or arising out of any breach or inaccuracy of the foregoing representations and warranties or any fraudulent or tortious conduct of Seller in connection with this Agreement or the transactions contemplated hereby, or the Property, including the misrepresentation of financial data presented to Lender.
(k)	All representations and warranties referred to herein shall be true as of the date of this Agreement and the Closing and shall survive the Closing.

Lender is entitled to rely, and has relied, upon these representations and warranties in the execution and delivery of this Agreement and all other documents and instruments executed and delivered by Lender in connection with this Agreement.

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12. Seller Principal’s Representations and Warranties. Each Seller Principal hereby represents and warrants as to itself that:

(a)	Seller Principal is duly authorized to execute, deliver and perform this Agreement.
(b)	Any court or third-party approvals necessary for Seller Principal to enter into this Agreement have been obtained.
(c)	The entities and/or persons executing this Agreement on behalf of Seller Principal are duly authorized to execute and deliver this Agreement.
(d)	This Agreement and the Loan Documents are in full force and effect and have not been modified either orally or in writing, and the transaction contemplated therein constitute valid and binding obligations of Seller Principal, enforceable against Seller Principal in accordance with their terms, except as may be limited in the future (i) by bankruptcy, insolvency or similar laws, or (ii) by general principles of equity by a court of competent jurisdiction.
(e)	Lender has not waived any requirements of the Loan Documents nor any of Lender’s rights thereunder.
(f)	There is no bankruptcy, receivership or insolvency proceeding pending or to Seller Principal’s knowledge, threatened against Seller Principal.
(g)	Seller Principal does not have any intention to do any of the following prior to the Closing or within the 180 days following the Closing: (i) seek entry of any order for relief as debtor and a proceeding under the Code (hereinafter defined), (ii) seek consent to or not contest the appointment of a receiver or trustee for itself or for all or any part of its property, (iii) file a petition seeking relief under any bankruptcy, arrangement, reorganization or other debtor relief laws, or (iv) make a general assignment for the benefit of its creditors.
(h)	All information provided to Lender or Midland by Seller or Seller Principal, or any of their respective employees, officers, directors, partners, members, managers or representatives, in connection with or relating to (i) this Agreement or the transactions contemplated hereby or (ii) the Property, contains no untrue statement of material fact and does not omit a material fact necessary in order to make such information not misleading, and the provision of any such information by Lender or Midland to any rating agency is expressly consented to by Seller Principal and will not infringe upon or violate any intellectual property rights of any party. Seller Principal, by its execution of this Agreement, jointly and severally with Seller, agrees to reimburse, indemnify and hold Lender, its officers, agents, loan servicers (including, without limitation, Midland) and employees harmless from and against any and all liabilities, judgments, costs, claims, damages, penalties, expenses, losses or charges (including, but not limited to, all legal fees and court costs), which may now or in the future be undertaken,
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suffered, paid, awarded, assessed or otherwise incurred as a result of or arising out of any breach or inaccuracy of the foregoing representations and warranties or any fraudulent or tortious conduct of Seller or Seller Principal in connection with this Agreement or the transactions contemplated hereby, or the Property, including the misrepresentation of financial data presented to Lender.

(i)	All representations and warranties referred to herein shall be true as of the date of this Agreement and Closing and shall survive Closing.

Lender is entitled to rely, and has relied, upon these representations and warranties in the execution and delivery of this Agreement and all other documents and instruments executed and delivered by Lender in connection with this Agreement.

13. Buyer’s Representations and Warranties. Buyer hereby represents and warrants that:

(a)	Buyer is duly authorized to execute, deliver and perform this Agreement.
(b)	Any court or third-party approvals necessary for Buyer to enter into this Agreement have been obtained.
(c)	The entities and/or persons executing this Agreement on behalf of Buyer are duly authorized to execute and deliver this Agreement.
(d)	This Agreement and the Loan Documents are in full force and effect and have not been modified either orally or in writing, and the transactions contemplated therein constitute valid and binding obligations of Buyer, enforceable against Buyer in accordance with their terms except as may be limited in the future (i) by bankruptcy, insolvency or similar laws, or (ii) by general principles of equity by a court of competent jurisdiction.
(e)	To the knowledge of Buyer, there is no existing Event of Default or event or condition that, with the giving of notice or passage of time or both, would constitute an Event of Default.
(f)	To the knowledge of Buyer, all taxes and assessments applicable to the Property that are due and payable as of the Closing have been paid.
(g)	The next payment for real property taxes applicable to the Property is due on or before October, 2015.
(h)	All representations and warranties of Buyer in the Purchase Agreement, if any, are true and correct.
(i)	There is no bankruptcy, receivership or insolvency proceeding pending or threatened against Buyer.
(j)	Buyer does not have any intention to do any of the following prior to the Closing or within the 180 days following the Closing (i) seek entry of any order for relief as debtor and a proceeding under the Code (hereinafter defined), (ii) seek consent to or not contest the appointment of a receiver or trustee for itself or for all or any part of its property, (iii) file a petition seeking relief under any bankruptcy, arrangement, reorganization or other debtor relief laws, or (iv) make a general assignment for the benefit of its creditors.
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(k)	All of the Required Insurance is in full force and effect, with all required premiums paid, and contains the required Mortgagee’s Clause.
(l)	All information provided to Lender or Midland by Buyer, or any of its employees, officers, directors, partners, members, managers or representatives, in connection with or relating to (i) this Agreement or the transactions contemplated hereby or (ii) the Property, contains no untrue statement of material fact and does not omit a material fact necessary in order to make such information not misleading, and the provision of any such information by Lender or Midland to any rating agency is expressly consented to by Buyer and will not infringe upon or violate any intellectual property rights of any party. Buyer, by its execution of this Agreement, jointly and severally with Buyer Principal, agrees to reimburse, indemnify and hold Lender, its officers, agents, loan servicers (including, without limitation, Midland) and employees harmless from and against any and all liabilities, judgments, costs, claims, damages, penalties, expenses, losses or charges (including, but not limited to, all legal fees and court costs), which may now or in the future be undertaken, suffered, paid, awarded, assessed or otherwise incurred as a result of or arising out of any breach or inaccuracy of the foregoing representations and warranties or any fraudulent or tortious conduct of Buyer in connection with this Agreement or the transactions contemplated hereby, or the Property, including the misrepresentation of financial data presented to Lender.
(m)	All representations and warranties referred to herein shall be true as of the date of this Agreement and the Closing and shall survive the Closing.

Lender is entitled to rely, and has relied, upon these representations and warranties in the execution and delivery of this Agreement and all other documents and instruments executed and delivered by Lender in connection with this Agreement.

14. Buyer Principal’s Representations and Warranties. Buyer Principal hereby represents and warrants that:

(a)	Buyer Principal is duly authorized to execute, deliver and perform this Agreement.
(b)	Any court or third-party approvals necessary for Buyer Principal to enter into this Agreement have been obtained.
(c)	The entities and/or persons executing this Agreement on behalf of Buyer Principal are duly authorized to execute and deliver this Agreement.
(d)	This Agreement, the New Guaranty, the New Environmental Indemnity, and the New Joinder are in full force and effect and have not been modified either orally or in writing, and the transaction contemplated therein constitute valid and binding obligations of Buyer Principal, enforceable against Buyer Principal in accordance with their terms, except as may be limited in the future (i) by bankruptcy, insolvency or similar laws, or (ii) by general principles of equity by a court of competent jurisdiction.
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(e)	There is no bankruptcy, receivership or insolvency proceeding pending or threatened against Buyer Principal.
(f)	Buyer Principal does not have any intention to do any of the following prior to the Closing or within the 180 days following the Closing: (i) seek entry of any order for relief as debtor and a proceeding under the Code (hereinafter defined), (ii) seek consent to or not contest the appointment of a receiver or trustee for itself or for all or any part of its property, (iii) file a petition seeking relief under any bankruptcy, arrangement, reorganization or other debtor relief laws, or (iv) make a general assignment for the benefit of its creditors.
(g)	All information provided to Lender or Midland by Buyer or Buyer Principal, or any of their respective employees, officers, directors, partners, members, managers or representatives, in connection with or relating to (i) this Agreement or the transactions contemplated hereby or (ii) the Property, contains no untrue statement of material fact and does not omit a material fact necessary in order to make such information not misleading, and the provision of any such information by Lender or Midland to any rating agency is expressly consented to by Buyer Principal and will not infringe upon or violate any intellectual property rights of any party. Buyer Principal, by its execution of this Agreement, jointly and severally with Buyer, agrees to reimburse, indemnify and hold Lender, its officers, agents, loan servicers (including, without limitation, Midland) and employees harmless from and against any and all liabilities, judgments, costs, claims, damages, penalties, expenses, losses or charges (including, but not limited to, all legal fees and court costs), which may now or in the future be undertaken, suffered, paid, awarded, assessed or otherwise incurred as a result of or arising out of any breach or inaccuracy of the foregoing representations and warranties or any fraudulent or tortious conduct of Buyer or Buyer Principal in connection with this Agreement or the transactions contemplated hereby, or the Property, including the misrepresentation of financial data presented to Lender.
(h)	All representations and warranties referred to herein shall be true as of the date of this Agreement and Closing and shall survive Closing.

Lender is entitled to rely, and has relied, upon these representations and warranties in the execution and delivery of this Agreement and all other documents and instruments executed and delivered by Lender in connection with this Agreement.

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15. Release of Seller and Seller Principal. Lender hereby releases Seller and Seller Principal from all liability and obligations under the Loan Documents arising from and after the Closing, including, but not limited to, repayment of the Loan, but excepting, without limitation (i) any environmental or other damage to the Property occurring prior to the Closing, (ii) any obligations of Seller arising from the Purchase Agreement, (iii) any liability related to or arising from Seller’s or Seller Principal’s acts or omissions occurring prior to the Closing, and (iv) any liability related to or arising from Seller or Seller Principal’s fraudulent or tortious conduct, including Seller or Seller Principal’s intentional misrepresentation of financial data presented to Lender.

16. Release of Lender. Seller and Seller Principal, for themselves and for their agents, employees, representatives, officers, directors, general partners, limited partners, joint shareholders, beneficiaries, trustees, administrators, subsidiaries, affiliates, employees, servants and attorneys (collectively, the “Seller Releasing Parties”) jointly and severally release and forever discharge Lender, PNC Bank, National Association, Midland, and their respective successors, assigns, partners, directors, officers, employees, agents, attorneys, administrators, trustees, subsidiaries, affiliates, beneficiaries, shareholders and representatives from all liabilities, obligations, costs, expenses, claims and damages, at law or in equity, known or unknown, which any of the Seller Releasing Parties may now or hereafter hold or claim to hold under common law or statutory right, arising in any manner out of any matters occurring on or before the date hereof in connection with the Property, the Loan, any of the Loan Documents or any of the documents, instruments or any other transactions relating thereto or the transactions contemplated thereby. Without limiting the generality of the foregoing, this release shall include the following matters: (a) all aspects of this Agreement and the Loan Documents, any negotiations, demands or requests with respect thereto, and (b) Lender’s exercise or attempts to exercise any of its rights under this Agreement, any of the Loan Documents, at law or in equity. The Seller Releasing Parties agree that this release is a full, final and complete release and that it may be pleaded as an absolute bar to any or all suit or suits pending or which may thereafter be filed or prosecuted by any of the Seller Releasing Parties, or anyone claiming by, through or under any of the Seller Releasing Parties. The Seller Releasing Parties agree that this release is binding upon each of them and their respective agents, employees, representatives, officers, directors, general partners, limited partners, joint shareholders, beneficiaries, trustees, administrators, subsidiaries, affiliates, employees, servants and attorneys. Notwithstanding anything to the contrary in this Section 16, the Seller Releasing Parties are not waiving their respective rights in connection with any claims or causes of action which Seller Releasing Parties may have in connection with Lender’s failure to comply with this Agreement.

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Buyer and Buyer Principal, for themselves and for their agents, employees, representatives, officers, directors, general partners, limited partners, managers, members, joint shareholders, beneficiaries, trustees, administrators, subsidiaries, affiliates, employees, servants and attorneys (collectively, the “Buyer Releasing Parties”) jointly and severally release and forever discharge Lender, PNC Bank, National Association, Midland, and their respective successors, assigns, partners, directors, officers, employees, agents, attorneys, administrators, trustees, subsidiaries, affiliates, beneficiaries, shareholders and representatives from all liabilities, obligations, costs, expenses, claims and damages, at law or in equity, known or unknown, which arise out of any matters occurring prior to the Closing in connection with the transactions contemplated hereby. The Buyer Releasing Parties agree that this release is a full, final and complete release and that it may be pleaded as an absolute bar to any or all suit or suits pending or which may thereafter be filed or prosecuted by any of the Buyer Releasing Parties, or anyone claiming by, through or under any of the Buyer Releasing Parties. The Buyer Releasing Parties agree that this release is binding upon each of them and their respective agents, employees, representatives, officers, directors, general partners, limited partners, joint shareholders, beneficiaries, trustees, administrators, subsidiaries, affiliates, employees, servants and attorneys.

17. Ratification and Confirmation of the Loan. Buyer agrees to perform each and every obligation under the Loan Documents, as specifically modified by this Agreement, in accordance with their respective terms and conditions. Buyer ratifies, affirms, reaffirms, acknowledges, confirms and agrees that the Loan Documents remain in full force and effect and represent legal, valid and binding obligations of Buyer, enforceable against Buyer in accordance with their terms, except as enforceability may be limited in the future (i) by bankruptcy, insolvency and similar laws or (ii) by general principles of equity by a court of competent jurisdiction. Buyer agrees that this Agreement does not diminish, impair, release or relinquish the liens, powers, titles, security interests and rights securing or guaranteeing payment of the Loan, including the validity or first priority of the liens and security interests encumbering the Property granted Lender by the Loan Documents.

At all times Buyer shall comply with all terms of the Loan Documents, including without limitation, the insurance requirements of the Loan Documents. Although the Lender may accept certain evidence of insurance for purposes of closing the Transfer and Assumption, the Lender or its servicer may at any time and from time to time request additional insurance information from Buyer to ensure or monitor Buyer’s compliance with the insurance provisions of the Loan Documents and may request that Buyer provide such coverages as Lender or its servicer may require consistent with the terms of the Loan Documents. By entering into this Agreement, Lender specifically does not waive or modify any of the insurance requirements under the Loan Documents nor any of the remedies provided therein for failure to secure such required insurance coverage.

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18. 1031 Exchange. Buyer and Buyer Principal informed Lender that Buyer is acquiring the Property and assuming the Loan as part of a transaction which Buyer and Buyer Principal anticipate will comply with the provisions of Section 1031 of the Internal Revenue Code allowing the deferment of any taxable gain or loss as the exchange of like kind property. Buyer and Buyer Principal acknowledge that they have not relied on any advice, representations or statements of Lender, PNC Bank, National Association, Midland, or their respective employees or agents concerning the tax, legal or investment consequences of Buyer’s acquisition of the Property and the assumption of the Loan, including, without limiting the generality of the foregoing, whether the acquisition of the Property and assumption of the Loan will comply with the requirements of Section 1031 of the Internal Revenue Code or whether the Buyer’s and Buyer Principal’s investment in the Property is suitable, but instead Buyer and Buyer Principal have obtained such tax, legal and investment advice as to the effect of Buyer’s acquisition of the Property and assumption of the Loan from their own legal and other financial advisors.

19. Nonwaiver. The parties hereto acknowledge and agree that (a) any performance or non-performance of the Loan Documents prior to the date of this Agreement does not affect or diminish Lender’s ability to require future compliance with the Loan Documents, and (b) in the future, Lender will require strict compliance with and performance of the Loan Documents. Nothing contained herein shall be construed as a waiver of any of Lender’s rights or remedies with respect to any default under this Agreement or any Loan Document.

20. Bankruptcy of Buyer or Buyer Principal. Buyer covenants and agrees that in the event Buyer shall (i) file any petition with any bankruptcy court or be the subject of any petition under the United States Bankruptcy Code (11 U.S.C. §101 et seq., the “Code”), (ii) file or be the subject of any petition seeking any reorganization, arrangement, composition, readjustment, liquidation, dissolution, or similar relief under any present or future federal or state act or law relating to bankruptcy, insolvency, or other relief for debtors, (iii) have sought or consented to or acquiesced in the appointment of any trustee, receiver, conservator, or liquidator, or (iv) be the subject of any order, judgment, or decree entered by any court of competent jurisdiction approving a petition filed against such party for any reorganization, arrangement, composition, readjustment, liquidation, dissolution, or similar relief under any present or future federal or state act or law relating to bankruptcy, insolvency, or relief for debtors, Lender shall thereupon be entitled, and Buyer irrevocably consents, to the entry of an order by a bankruptcy court granting to Lender relief from any automatic stay imposed by Section 362 of the Code, or otherwise, on or against the exercise of the rights and remedies otherwise available to Lender as provided in the Loan Documents, this Agreement or as otherwise provided by law or in equity, and Buyer irrevocably waives its right to object to, attempt to enjoin or otherwise interfere with such relief and the exercise and enforcement by Lender of its rights and remedies following entry of such order. Without limiting the generality of the immediately preceding sentence, Buyer agrees that Lender will be entitled to and it consents to immediate relief from the automatic stay imposed by the Code to allow Lender to take any and all actions necessary, desirable or appropriate to enforce any rights Lender may have under the Loan Documents, including, but not limited to, the right to possession of the Property, collection of rents, and/or the commencement or continuation

17

of an action to foreclose Lender’s liens and security interests. Buyer further agrees that the filing of any petition for relief under the Code which postpones, prevents, delays or otherwise hinders Lender’s efforts to collect the amounts due under the Note or to liquidate any of the collateral therefor shall be deemed to have been filed in bad faith and, therefore, shall be subject to prompt dismissal or conversion to a liquidation case under the Code upon motion therefor by Lender. Further, Buyer agrees that it will not seek, apply for or cause the entry of any order enjoining, staying, or otherwise prohibiting or interfering with Lender’s obtaining an order granting relief from the automatic stay and enforcement of any rights which Lender may have under the Loan Documents, including, but not limited to, Lender’s right to possession of the Property, collection of rents and/or the commencement or continuation of an action to foreclose Lender’s liens and security interests under the Loan Documents.

Buyer Principal covenants and agrees that in the event Buyer Principal shall (i) file any petition with any bankruptcy court or be the subject of any petition under the Code, (ii) file or be the subject of any petition seeking any reorganization, arrangement, composition, readjustment, liquidation, dissolution, or similar relief under any present or future federal or state act or law relating to bankruptcy, insolvency, or other relief for debtors, (iii) have sought or consented to or acquiesced in the appointment of any trustee, receiver, conservator, or liquidator, or (iv) be the subject of any order, judgment, or decree entered by any court of competent jurisdiction approving a petition filed against such party for any reorganization, arrangement, composition, readjustment, liquidation, dissolution, or similar relief under any present or future federal or state act or law relating to bankruptcy, insolvency, or relief for debtors, Lender shall thereupon be entitled, and Buyer Principal irrevocably consents, to the entry of an order by a bankruptcy court granting to Lender relief from any automatic stay imposed by Section 362 of the Code, or otherwise, on or against the exercise of the rights and remedies otherwise available to Lender as provided in the Loan Documents, this Agreement or as otherwise provided by law or in equity, and Buyer Principal irrevocably waives its right to object to, attempt to enjoin or otherwise interfere with such relief and the exercise and enforcement by Lender of its rights and remedies following entry of such order. Without limiting the generality of the immediately preceding sentence, Buyer Principal agrees that Lender will be entitled to and it hereby consents to immediate relief from the automatic stay imposed by the Code to allow Lender to take any and all actions necessary, desirable or appropriate to enforce any rights Lender may have under the Loan Documents, including, but not limited to, the right to possession of the Property, collection of rents, and/or the commencement or continuation of an action to foreclose Lender’s liens and security interests. Buyer Principal further agrees that the filing of any petition for relief under the Code which postpones, prevents, delays or otherwise hinders Lender’s efforts to collect the amounts due under the Note or to liquidate any of the collateral therefor shall be deemed to have been filed in bad faith and, therefore, shall be subject to prompt dismissal or conversion to a liquidation case under the Code upon motion therefor by Lender. Further, Buyer Principal agrees that it will not seek, apply for or cause the entry of any order enjoining, staying, or otherwise prohibiting or interfering with Lender’s obtaining an order granting relief from the automatic stay and enforcement of any rights which Lender may have under the Loan Documents, including, but not limited to, Lender’s right to possession of the Property, collection of rents and/or the commencement or continuation of an action to foreclose Lender’s liens and security interests under the Loan Documents.

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21. Compliance with Interest Law. It is the intention of the parties hereto to conform strictly to any present or future law which has application to the interest and other charges under the Loan Documents (the “Interest Law”). Accordingly, notwithstanding anything to the contrary in the Loan Documents, the parties hereto agree that the aggregate amount of all interest or other charges taken, reserved, contracted for, charged or received under the Loan Documents or otherwise in connection with the Loan shall under no circumstances exceed the maximum amount of interest allowed by the Interest Law. If any excess interest is provided for in the Loan Documents, then any such excess shall be deemed a mistake and canceled automatically and, if theretofore paid, shall be credited against the indebtedness evidenced and secured by the Loan Documents (the “Indebtedness”) (or if the Indebtedness shall have been paid in full, refunded by Lender), and the effective rate of interest under the Loan Documents shall be automatically reduce to the maximum effective contract rate of interest that Lender may from time to time legally charge under the then applicable Interest Law with respect to the Loan. To the extent permitted by the applicable Interest Law, all sums paid or agreed to be paid to Lender for the use, forbearance or detention of the Indebtedness shall be amortized, prorated, allocated and spread throughout the full term of the Loan.

22. Impound Accounts. The Seller hereby assigns to the Buyer, its successors and assigns, all of its rights, title and interest in and to the reserve accounts, impound accounts and/or Escrow Deposits which have been established with Lender for the payment of taxes, assessments, repairs and replacements, production of financial reports, tenant rollover, tenant improvements and insurance, and the Lender, PNC Bank, National Association, and Midland are hereby released from any further responsibility to the Seller in connection with such accounts.

23. Single Purpose Entity. Until the indebtedness provided in the Note has been paid in full to Lender and Buyer, its successors and/or assigns have satisfied all covenants, conditions and agreements contained in the Loan Documents (collectively, the “Debt”), Buyer’s organizational documents will provide that Buyer’s sole business purpose shall be the acquisition, ownership and operation of the Property. Buyer shall at all times during the term of the Note conduct its business affairs in compliance with its organizational documents, and shall not amend them without Lender’s consent.

24. Anti-Money Laundering and Compliance with Anti-Terrorism Orders.

(a) Reference is made to the following defined terms used in this Section:

“Anti-Terrorism Laws” shall mean any Laws relating to terrorism, trade sanctions programs and embargoes, import/export licensing, money laundering or bribery, and any regulation, order, or directive promulgated, issued or enforced pursuant to such Laws, all as amended, supplemented or replaced from time to time.

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“Covered Entity” shall mean (a) each entity constituting Buyer, each Buyer Principal and all pledgors of collateral securing the Loan, and (b) each Person that, directly or indirectly, is in control of a Person described in clause (a) above. For purposes of this definition, control of a Person shall mean the direct or indirect (x) ownership of, or power to vote, 25% or more of the issued and outstanding equity interests having ordinary voting power for the election of directors of such Person or other Persons performing similar functions for such Person, or (y) power to direct or cause the direction of the management and policies of such Person whether by ownership of equity interests, contract or otherwise.

“Governmental Body” shall mean any nation or government, any state or other political subdivision thereof or any entity, authority, agency, division or department exercising the executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to a government (including any supra-national bodies such as the European Union or the European Central Bank) and any group or body charged with setting financial accounting or regulatory capital rules or standards (including, without limitation, the Financial Accounting Standards Board, the Bank for International Settlements or the Basel Committee on Banking Supervision or any successor or similar authority to any of the foregoing).

“Law” shall mean any law(s) (including common law), constitution, statute, treaty, regulation, rule, ordinance, opinion, issued guidance, release, ruling, order, executive order, injunction, writ, decree, bond, judgment, authorization or approval, lien or award of or any settlement arrangement, by agreement, consent or otherwise, with any Governmental Body, foreign or domestic.

“Lists” shall mean the specially Designated Nationals and Blocked Persons List maintained by the Office of Foreign Asset Control, Department of the Treasury (“OFAC”) pursuant to Executive Order No. 13224, 66 Fed. Reg. 49079 (September 25, 2001) (the “Order”) and/or any other list of terrorists or terrorist organizations maintained pursuant to any of the rules and regulations of OFAC or pursuant to any other applicable Executive Orders.

“Person” shall mean any individual person, group, regime, trust or entity.

“Reportable Compliance Event” shall mean that any Covered Entity becomes a Sanctioned Person, or is charged by indictment, criminal complaint or similar charging instrument, arraigned, or custodially detained in connection with any Anti-Terrorism Law or any predicate crime to any Anti-Terrorism Law, or has knowledge of facts or circumstances to the effect that it is reasonably likely that any aspect of its operations is in actual or probable violation of any Anti-Terrorism Law.

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“Sanctioned Country” shall mean a country subject to a sanctions program maintained under any Anti-Terrorism Law.

“Sanctioned Person” shall mean any individual person, group, regime, entity or thing listed or otherwise recognized as a specially designated, prohibited, sanctioned or debarred person, group, regime, entity or thing, or subject to any limitations or prohibitions (including but not limited to the blocking of property or rejection of transactions), under any Anti-Terrorism Law.

(b) No Covered Entity is a Sanctioned Person. No Covered Entity, either in its own right or through any third party, (a) has any of its assets in a Sanctioned Country or in the possession, custody or control of a Sanctioned Person in violation of any Anti-Terrorism Law; (b) does business in or with, or derives any of its income from investments in or transactions with, any Sanctioned Country or Sanctioned Person in violation of any Anti-Terrorism Law; or (c) engages in any dealings or transactions prohibited by any Anti-Terrorism Law.

(c) No Covered Entity will become a Sanctioned Person. No Covered Entity, either in its own right or through any third party, will (a) have any of its assets in a Sanctioned Country or in the possession, custody or control of a Sanctioned Person in violation of any Anti-Terrorism Law; (b) do business in or with, or derive any of its income from investments in or transactions with, any Sanctioned Country or Sanctioned Person in violation of any Anti-Terrorism Law; (c) engage in any dealings or transactions prohibited by any Anti-Terrorism Law or (d) use any advances with respect to the Loan or income from the Property to fund any operations in, finance any investments or activities in, or, make any payments to, a Sanctioned Country or Sanctioned Person in violation of any Anti-Terrorism Law. The funds used to repay the Loan will not be derived from any unlawful activity. Each Covered Entity shall comply with all Anti-Terrorism Laws. The Buyer shall promptly notify Lender in writing upon the occurrence of a Reportable Compliance Event.

(d) To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify and record information that identifies each borrower that opens an account. What this means: when a borrower opens an account, Lender’s servicer will ask for the business name, business address, taxpayer identifying number and other information that will allow a bank to identify the borrower, such as organizational documents. For some businesses and organizations, the Lender’s servicer may also need to ask for identifying information and documentation relating to certain individuals associated with the business or organization.

(e) Buyer will not permit the transfer of any interest in Buyer to any person or entity who is listed on the Lists or whose beneficial owners are listed on the Lists.

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(f) Buyer will not knowingly enter into a Lease with any party who is either (A) listed on the Lists or (B) engaged in illegal activities.

(g) Buyer shall immediately notify Lender if it becomes known to Buyer that any member or beneficial owner of Buyer is listed on the Lists or (A) is indicted on, or (B) arraigned and held over on charges involving money laundering or predicate crimes to money laundering.

(h) Buyer shall immediately notify Lender if it becomes known to Buyer that any tenant at the Property is listed on the Lists or (A) is convicted on, (B) pleads nolo contendere to, (C) is indicted on or (D) is arraigned and held over on charges involving money laundering or predicate crimes to money laundering.

25. Further Assurances. The parties hereto agree to do any act or execute any additional documents required by Lender, from time to time, to correct errors in the documenting of the Transfer and Assumption, to effectuate the purposes of this Agreement or to better assure, convey, assign, transfer, perfect or confirm unto Lender the property and rights intended to be given it in the Loan Documents.

26. Liability. If any party hereto consists of more than one person, the obligations and liabilities of each such person hereunder shall be joint and several. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns forever.

27. Severability. If any term, covenant or condition of this Agreement is held to be invalid, illegal or unenforceable in any respect, this Agreement shall be construed without such term, covenant or condition and the validity or enforceability of the remaining terms, covenants or conditions shall not in any way be affected.

28. Applicable Law; Jurisdiction. This Agreement shall be governed and construed in accordance with the laws of the state in which the Property is located. The parties hereto submit to personal jurisdiction in the state courts located in said state and the federal courts of the United States of America located in said state for the enforcement of any obligations hereunder and waive any and all personal rights under the law of any other state to object to jurisdiction within such state for the purposes of any action, suit, proceeding or litigation to enforce such obligations.

29. No Restrictions on Performance. The execution and delivery of this Agreement and compliance with the provisions hereof, will not conflict with, or constitute a breach of or a default under any agreement or other instrument to which any party hereto is a party or by which it is bound.

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30. Definitions. Unless the context clearly indicates a contrary intent or unless otherwise specifically provided herein, words used in this Agreement (including pronouns) shall include the corresponding masculine, feminine or neuter forms, and the singular form such words shall include the plural and vice versa. The words “included,” “includes” and “including” shall each be deemed to be followed by the phrase, “without limitation.” The words “herein,” “hereby,” “hereof,” and “hereunder” shall each be deemed to refer to this entire Agreement and not to any particular paragraph, article or section hereof. Notwithstanding the foregoing, if any law is amended so as to broaden the meaning of any term defined in it, such broader meaning shall apply subsequent to the effective date of such amendment. Where a defined term derives its meaning from a statutory reference, any regulatory definition is broader than the statutory reference and any reference or citation to a statute or regulation shall be deemed to include any amendments to that statue or regulation and judicial and administrative interpretations of it.

31. Securities Act of 1933. Neither Seller, Seller Principal, Buyer, Buyer Principal nor any agent acting for any of them has offered the Note or any similar obligation for sale to or solicited any offers to buy the Note or any similar obligation from any person or party other than Lender, and neither Seller, Seller Principal, Buyer, Buyer Principal nor any agent acting for any of them will take any action which would subject the sale of the Note to the provisions of Section 5 of the Securities Act of 1933, as amended.

32. Compliance with ERISA. As of the date of this Agreement, neither Seller, Seller Principal, Buyer nor Buyer Principal maintains any employee benefit plan which requires compliance with ERISA. If at any time Seller, Seller Principal, Buyer or Buyer Principal shall institute any employee benefit plans, they shall at all times comply with the requirements of ERISA.

33. Sole Discretion of Lender. Wherever pursuant to this Agreement, Lender exercises any right given to it to approve or disapprove, or any arrangement or term is to be satisfactory to Lender, Lender’s decision to approve or disapprove or to decide that arrangements or terms are satisfactory or not satisfactory shall be in the sole and absolute discretion of Lender and shall be final and conclusive, except as may be otherwise expressly and specifically provided herein.

34. Headings, Etc. The headings and captions of various paragraphs of this Agreement are for convenience of reference only and are not to be construed as defining or limiting, in any way, the scope or intent of the provisions hereof.

35. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which when taken together shall constitute one and the same Agreement.

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36. Integration, Survival. This Agreement and the Loan Documents embody the entire agreement by and between the parties hereto with respect to the Loan, and any and all prior correspondence, discussions or negotiations are deemed merged therein. Except as otherwise specifically provided herein, all obligations of any party contained in this Agreement or the Loan Documents shall survive the Closing and Lender hereby preserves all of its rights against all persons or entities and all collateral securing the Loan, including, without limitation, the Property.

37. No Oral Change. This Agreement, and any provisions hereof, may not be modified, amended, waived, extended, changed, discharged or terminated orally or by any act or failure to act on the part of any party hereto, but only by an agreement in writing signed by the party against whom enforcement of any modification, amendment, waiver, extension, change, discharge or termination is sought.

38. Notices. Except as otherwise specified herein, any notice, consent, request or other communication required or permitted hereunder shall be in writing and shall be deemed properly given if delivered in accordance with the notice requirements contained in the Loan Documents using the address for a party hereto set forth at the top of the first page of this Agreement.

39. WAIVER OF JURY TRIAL. THE PARTIES HERETO KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHT THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED ON THE LOAN OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR THE LOAN DOCUMENTS, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENT (WHETHER VERBAL OR WRITTEN) OR ACTION OF ANY PARTY HERETO. THIS PROVISION IS A MATERIAL INDUCEMENT FOR LENDER’S CONSENT TO THE TRANSFER AND ASSUMPTION.

[Remainder of page intentionally left blank]

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and sealed by their duly authorized representatives as of the day, month and year first above written.

BUYER:

IREIT CONYERS HERITAGE, L.L.C., a

Delaware limited liability company

By: Inland Real Estate Income Trust, Inc., a

Maryland corporation

By: /s/ David Z. Lichterman

Name: David Z. Lichterman

Title: Vice President, Treasurer & CAO

Signed sealed and delivered in the presence of:

/s/ Brett Smith

Unofficial Witness

Printed Name: Brett Smith

Signed sealed and delivered in the presence of:

/s/ David Neboyskey

Unofficial Witness

Printed Name: David Neboyskey

STATE OF ILLINOIS	)
) ss:
COUNTY OF DuPage	)

This instrument was acknowledged before me on December 15, 2014, by David Z. Lichterman, VP, treasurer & CAO of INLAND REAL ESTATE INCOME TRUST, INC., a Maryland corporation, sole member of IREIT CONYERS HERITAGE, L.L.C., a Delaware limited liability company.

(Seal)

/s/ Susan Metzler

Signature of Notary Public

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BUYER PRINCIPAL:

INLAND REAL ESTATE INCOME TRUST, INC.,

a Maryland corporation

By: /s/ David Z. Lichterman

Name: David Z. Lichterman

Title: Vice President, Treasurer & CAO

Signed sealed and delivered in the presence of:

/s/ Brett Smith

Unofficial Witness

Printed Name: Brett Smith

Signed sealed and delivered in the presence of:

/s/ David Neboyskey

Unofficial Witness

Printed Name: David Neboyskey

STATE OF ILLINOIS	)
) ss:
COUNTY OF DuPage	)

This instrument was acknowledged before me on December 15, 2014, by David Z. Lichterman, VP, treasurer & CAO of INLAND REAL ESTATE INCOME TRUST, INC., a Maryland corporation.

(Seal)

/s/ Susan Metzler

Signature of Notary Public

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SELLER:

KRG CONYERS HERITAGE, LLC,

a Delaware limited liability company

By: /s/ Daniel R. Sink

Name: DANIEL R. SINK

Title: Executive Vice President and Chief Financial Officer

Signed sealed and delivered in the presence of:

/s/ Adam J. Basch

Unofficial Witness

Printed Name: Adam J. Basch

Signed sealed and delivered in the presence of:

/s/ Andrea L. Louckes

Unofficial Witness

Printed Name: Andrea L. Louckes

STATE OF INDIANA	)
) ss:
COUNTY OF MARION	)

Before me, a Notary Public in and for said County and State, personally appeared DANIEL R. SINK, the Executive Vice President and Chief Financial Officer of KRG Conyers Heritage, LLC, a Delaware limited liability company, who acknowledged the execution of the foregoing instrument on behalf of said limited liability company.

Witness my hand and Notarial Seal this 12th day of December, 2014.

/s/ Stacey D. Teeters
Signature

Stacey D. Teeters

Printed Name Notary Public

My Commission Expires: April 14, 2020

County of Residence: Madison

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SELLER PRINCIPAL:

KITE REALTY GROUP TRUST,

a Maryland real estate investment trust

By: /s/ Daniel R. Sink

Name: DANIEL R. SINK

Title: Executive Vice President and Chief Financial Officer

Signed sealed and delivered in the presence of:

/s/ Adam J. Basch

Unofficial Witness

Printed Name: Adam J. Basch

Signed sealed and delivered in the presence of:

/s/ Andrea L. Louckes

Unofficial Witness

Printed Name: Andrea L. Louckes

STATE OF INDIANA	)
) ss:
COUNTY OF MARION	)

Before me, a Notary Public in and for said County and State, personally appeared DANIEL R. SINK, the Executive Vice President and Chief Financial Officer of KITE REALTY GROUP TRUST, a Maryland real estate investment trust, who acknowledged the execution of the foregoing instrument on behalf of said real estate investment trust.

Witness my hand and Notarial Seal this 12th day of December, 2014.

/s/ Stacey D. Teeters

Signature

Stacey D. Teeters

Printed Name Notary Public

My Commission Expires: April 14, 2020

County of Residence: Madison

28

KITE REALTY GROUP, L.P.,

a Delaware limited partnership

By: Kite Realty Group Trust, a Maryland real

estate investment trust, general partner

By: /s/ Daniel R. Sink

Name: DANIEL R. SINK

Title: Executive Vice President and Chief Financial Officer

Signed sealed and delivered in the presence of:

/s/ Adam J. Basch

Unofficial Witness

Printed Name: Adam J. Basch

Signed sealed and delivered in the presence of:

/s/ Andrea L. Louckes

Unofficial Witness

Printed Name: Andrea L. Louckes

STATE OF INDIANA	)
) ss:
COUNTY OF MARION	)

Before me, a Notary Public in and for said County and State, personally appeared DANIEL R. SINK, the Executive Vice President and Chief Financial Officer of Kite Realty Group Trust, a Maryland real estate investment trust, general partner of KITE REALTY GROUP, L.P., a Delaware limited partnership, who acknowledged the execution of the foregoing instrument on behalf of said real estate investment trust and limited partnership.

Witness my hand and Notarial Seal this 12th day of December, 2014.

/s/ Stacey D. Teeters

Signature

Stacey D. Teeters

Printed Name Notary Public

My Commission Expires: April 14,2020

County of Residence: Marion

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LENDER:

WELLS FARGO BANK, NATIONAL ASSOCIATION, AS TRUSTEE FOR THE REGISTERED HOLDERS OF J.P. MORGAN CHASE COMMERCIAL MORTGAGE SECURITIES TRUST 2011-C5, COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2011-C5

By: Midland Loan Services, a division of

PNC Bank, National Association,

Its Attorney-in-Fact

By: /s/ Gregory L. McFarland

Gregory L. McFarland,

Senior Vice President

Signed and delivered in the presence of:

/s/ Scott Dunkley

Unofficial Witness

Printed Name: Scott Dunkley

Signed and delivered in the presence of:

/s/ Tad Janssen

Unofficial Witness

Printed Name: Tad Janssen

STATE OF KANSAS	)
) ss:
COUNTY OF JOHNSON	)

This instrument was acknowledged before me on December ___, 2014, by Gregory L. McFarland, as Senior Vice President of Midland Loan Services, a division of PNC Bank, National Association, the Master Servicer and Attorney-in-Fact for WELLS FARGO BANK, NATIONAL ASSOCIATION, AS TRUSTEE FOR THE REGISTERED HOLDERS OF J.P. MORGAN CHASE COMMERCIAL MORTGAGE SECURITIES TRUST 2011-C5, COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2011-C5.

/s/ Sandra K. Cook

Print Name: Sandra K. Cook

Notary Public in and for said

County and State

My Appointment Expires: 6/28/2016

30

EXHIBIT A

Legal Description

Tract 1:

All that tract or parcel of land lying and being in Land Lot 243 of the 10th District, City of Conyers, Rockdale County, Georgia, and being more particularly described as follows:

Commencing at a concrete monument found at the northeasterly corner of the mitered right-of-way intersection of the existing westerly right-of-way of Georgia Highway 138/20 (also known as McDonough Highway, having a variable width right-of-way) and the existing northern right-of-way of Georgia Highway 138 (also known as Stockbridge Highway, having a variable width right-of-way); thence North 02 degrees 20 minutes 31 seconds West a distance of 175.85 feet to a 5/8" rebar set, said 5/8" rebar set being the TRUE POINT OF BEGINNING. Thence leaving said right-of-way South 89 degrees 59 minutes 30 seconds West a distance of 158.48 feet to a PK nail set; thence North 57 degrees 33 minutes 59 seconds West a distance of 184.16 feet to a 3/4" open top pipe found; thence North 00 degrees 07 minutes 59 seconds East a distance of 184.72 feet to a 5/8" rebar set; thence North 89 degrees 07 minutes 49 seconds East a distance 313.68 feet to a PK nail set on the westerly right-of-way of Georgia Highway 138/20 (also known as McDonough Highway); thence along said right-of-way the following courses and distances: South 00 degrees 51 minutes 55 seconds West a distance of 130.92 feet to a concrete monument found; South 00 degrees 00 minutes 46 seconds East a distance of 113.08 feet to a 5/8" rebar set; South 02 degrees 19 minutes 29 seconds East a distance of 44.28 feet to a 5/8" rebar set, said 5/8" rebar set being the TRUE POINT OF BEGINNING.

Said track of land contains 1.875 acres.

31

Tract 2:

All that tract or parcel of land lying and being in Land Lot 243 of the 10th District, City of Conyers, Rockdale County, Georgia, and being more particularly described as follows:

Beginning at a concrete monument found at the northeasterly corner of the mitered right-of-way intersection of the existing westerly right-of-way of Georgia Highway 138/20 (also known as McDonough Highway, having a variable width right-of-way) and the existing northern right-of way of Georgia Highway 138 (also known as Stockbridge Highway, having a variable width right-of-way); thence along said proposed right-of-way of Georgia Highway 138 the following courses and distances: South 87 degrees 07 minutes 38 seconds West a distance of 18.33 feet to a 5/8" rebar set; South 45 degrees 05 minutes 31 seconds West a distance of 51.83 feet to a 5/8" rebar set; North 90 degrees 00 minutes 00 seconds West a distance of 182.79 feet to a 5/8" rebar set; North 87 degrees 43 minutes 13 seconds West a distance of 36.31 feet to a PK nail set; North 90 degrees 00 minutes 00 seconds West a distance of 90.93 feet to a 5/8" rebar set; thence leaving said right-of-way North 00 degrees 11 minutes 25 seconds West a distance of 311.01 feet to a 5/8" rebar set; thence South 89 degrees 22 minutes 15 seconds East a distance of 44.95 feet to a 3/4" open top pipe found; thence South 57 degrees 33 minutes 59 seconds East a distance of 184.16 feet to a PK nail set; thence North 89 degrees 59 minutes 30 seconds East a distance of 158.48 feet to a 5/8" rebar set on the western right-of-way of Georgia Highway 138/20 (also known as McDonough Highway); thence along said right-of-way South 02 degrees 20 minutes 31 seconds East a distance of 175.85 feet to a concrete monument found on the existing right-of way of Georgia Highway 138/20, said concrete monument found being the TRUE POINT OF BEGINNING.

Said tract of land contains 2.017 acres.

TOGETHER WITH easement rights contained in Reciprocal Easement Agreement by and among Crotts Rockdale Partnership, Main Street Bank, and Cornerstone Capital Investments, LLC, dated December 14, 2005, filed December 14, 2005, recorded in Deed Book 3700, page 202, Rockdale County, Georgia records.

TOGETHER WITH easement rights set forth in Sanitary Sewer Easement from Crotts Rockdale Partnership to R. E. Norton and Randall Porter, dated April 1, 1988, filed April 28, 1988, recorded in Deed Book 407, page 519, Rockdale County records.

TOGETHER WITH easement rights contained in Ingree/Egress Easement from Dexter T. Crotts and Michael D. Crotts to Michael D. Crotts, dated August 11, 1986, filed August 12, 1986, recorded in Deed Book 329, page 115, aforesaid records.